Exhibit 99.2

THIS FOURTH AMENDING AGREEMENT dated as of the 20th day of September, 2006

BETWEEN:

SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE

FABRICATION SMTC DU CANADA

as Canadian Borrower

- and -

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA),

formerly known as Congress Financial Corporation (Canada)

as Lender

WHEREAS Canadian Borrower and Lender entered into a loan agreement dated June 1, 2004 (the “Loan Agreement”) pursuant to which certain credit facilities were established in favour of Canadian Borrower;

AND WHEREAS Canadian Borrower and Lender entered into a subsequent amending agreement in respect of the Loan Agreement dated March 10, 2005 (the “Original Amending Agreement”) amending certain terms and conditions of the Loan Agreement;

AND WHEREAS Canadian Borrower and Lender entered into a first amending agreement in respect of the Loan Agreement dated March 31, 2005 (the “First Amending Agreement”) amending certain terms and conditions of the Loan Agreement and providing that the terms of the First Amending Agreement supercede and replace, in its entirety, the Original Amending Agreement to the effect that the Original Amending Agreement is deemed to have had no force and effect and to the same extent as if it had never been executed and delivered;

AND WHEREAS Canadian Borrower and Lender entered into a second amending agreement in respect of the Loan Agreement dated August 17, 2005 (the “Second Amending Agreement”) amending certain terms and conditions of the Loan Agreement;

AND WHEREAS Canadian Borrower and Lender entered into a third amending agreement in respect of the Loan Agreement dated June 12, 2006 (the “Third Amending Agreement”) amending certain terms and conditions of the Loan Agreement;

AND WHEREAS Canadian Borrower and Lender entered into an extension letter dated August 1, 2006 (together with the First Amending Agreement, the Second Amending Agreement and the Third Amending Agreement, the “Amending Agreements”);

NOW THEREFORE THIS FOURTH AMENDING AGREEMENT WITNESSES THAT in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree to amend the Loan Agreement as provided herein:

Section 1 General

In this Fourth Amending Agreement, unless otherwise defined or the context otherwise requires, all capitalized terms shall have the respective meanings specified in the Loan Agreement.

Section 2 To be Read with Loan Agreement

This Fourth Amending Agreement is an amendment to the Loan Agreement. Unless the context of this Fourth Amending Agreement otherwise requires, the Loan Agreement, the Amending Agreements and this Fourth Amending Agreement shall be read together and shall have effect as if the provisions of the Loan Agreement, the Amending Agreements and this Fourth Amending Agreement were contained in one agreement. The term “Agreement” when used in the Loan Agreement means the Loan Agreement as amended by the Amending Agreements and this Fourth Amending Agreement, together with all amendments, modifications, supplements, extensions, renewals, restatements, replacements and novations thereof from time to time.

Section 3 No Novations

Nothing in this Fourth Amending Agreement, nor in the Loan Agreement when read together with the Amending Agreements and this Fourth Amending Agreement, shall constitute a novation, payment, re-advance or reduction or termination in respect of any Obligations.

Section 4 Amendments to Loan Agreement

Section 1.18 (Definitions) of the Loan Agreement is hereby deleted and replaced with the following:

1.18 “Canadian Maximum Credit”

“Canadian Maximum Credit” shall mean the amount of US$10,000,000 or the Equivalent Amount in Canadian Dollars.”

Section 5 Representations and Warranties

In order to induce Lender to enter into this Fourth Amending Agreement, Canadian Borrower represents and warrants to Lender as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)	the representations and warranties set forth in Section 8 of the Loan Agreement continue to be true and correct as of the date hereof;

(b)	the execution, delivery and performance of this Fourth Amending Agreement and the transactions contemplated hereunder are all within Canadian Borrower’s corporate powers, have been duly authorized and are not in contravention of law or the terms of Canadian Borrower’s certificate of incorporation, by-laws or other organizational documentation, or any indenture, agreement or undertaking to which Canadian Borrower is a party or by which Canadian Borrower or its property is bound;

(c)	Canadian Borrower has duly executed and delivered this Fourth Amending Agreement;

(d)	this Fourth Amending Agreement constitutes a legal, valid and binding obligation of Canadian Borrower, enforceable against it by Lender in accordance with its terms;

(e)	no Event of Default exists; and

(f)	Canadian Borrower is in compliance with the covenants contained in Section 6, Section 7 and Section 9 of the Loan Agreement.

Section 6 Conditions Precedent

This Fourth Amending Agreement shall not be effective until each of the following conditions has been met to the satisfaction of Lender or has been waived in writing (in whole or in part) by Lender in its sole discretion:

(a)	Lender has received, in form and substance satisfactory to Lender, an original copy of each of the following documents:

(i)	this Fourth Amending Agreement executed by Canadian Borrower and the other Obligors party hereto;

(ii)	documentation in connection with corporate actions and proceedings which Lender may have requested in connection herewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

(iii)	a certificate of incumbency executed by Canadian Borrower;

(iv)	all consents, waivers, acknowledgements and other agreements from third parties which Lender may deem necessary or desirable in order to give effect to the provisions or purposes of this Fourth Amending Agreement or to ensure its first ranking priority in and to the Collateral;

(v)	originals or copies, as determined by Lender, of such other documents, instruments as are required by Lender, including all other documents listed on the closing agenda (if any) relating to the transactions contemplated herein;

(b)	Canadian Borrower has paid all fees, expenses and disbursements, including, without limitation, reasonable legal fees, incurred by or payable to Lender in connection with this Fourth Amending Agreement;

(c)	all requisite corporate actions and proceedings and searches and registrations in connection with this Fourth Amending Agreement shall have been completed;

(d)	no Event of Default exists; and

(e)	no material adverse change shall have occurred with respect to Canadian Borrower or any Obligor since the date of Lender’s latest field examination and no change or event shall have occurred which would have a material adverse effect on Canadian Borrower or any Obligor.

Section 7 Expenses

Canadian Borrower shall pay all fees, expenses and disbursements including, without limitation, reasonable legal fees, incurred by or payable to Lender in connection with the preparation, negotiation, completion, execution, delivery and review of this Fourth Amending Agreement and all other documents and instruments arising therefrom and/or executed in connection therewith.

Section 8 Continuance of Loan Agreement and Security

The Loan Agreement, as changed, altered, amended or modified by the Amending Agreements and this Fourth Amending Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for in the Amending Agreements and herein. It is agreed and confirmed that after giving effect to this Fourth Amending Agreement, all security delivered by Canadian Borrower and any Obligor secures the payment of all of the Obligations including, without limitation, the obligations arising under the Loan Agreement, as amended by the terms of the Amending Agreements and this Fourth Amending Agreement.

Section 9 Counterparts

This Fourth Amending Agreement may be executed in any number of separate original or facsimile counterparts, each of which shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 10 Governing Law

The validity, interpretation and enforcement of this Fourth Amending Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF the parties hereto have executed this Fourth Amending Agreement as of the day and year first above written.

LENDER	CANADIAN BORROWER

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)	SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE FABRICATION SMTC DU CANADA

By: /s/ Niall Hamilton	By: /s/ Jane Todd
Name: Niall Hamilton	Name: Jane Todd
Title: SVP	Title: SVP Finance & CFO

Address:	Address:

141 Adelaide Street West, Suite 1500 Toronto, Ontario, M5H 3L5 Fax: (416) 364-6068	635 Hood Road Markham, Ontario, L3R 4N6 Fax No: (905) 479-5326

Each of the undersigned Obligors hereby:

(a)	acknowledges, confirms and agrees that such Obligor’s Financing Agreements (as each of the same may have been amended, modified, supplemented, extended, renewed, restated or replaced) remain in full force and effect as at the date hereof in respect of the Obligations under the Loan Agreement;

(b)	acknowledges and confirms that such Obligor has received a copy of the Loan Agreement, the Amending Agreements and this Fourth Amending Agreement and understands the terms thereof;

(c)	acknowledges and confirms that the representations and warranties set forth in the Financing Agreements to which it is a party continue to be true and correct as of the date hereof; and

(d)	acknowledges and confirms that it is in compliance with the covenants set forth in the Financing Agreements to which it is a party as of the date hereof.

[Signature Page Follows]

Dated as of the 20th day of September, 2006.

SMTC NOVA SCOTIA COMPANY	940862 ONTARIO INC.

By: /s/ Jane Todd	By: /s/ Jane Todd
Name: Jane Todd	Name: Jane Todd
Title: SVP Finance & CFO	Title: SVP Finance & CFO

SMTC MANUFACTURING CORPORATION OF CALIFORNIA	SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

By: /s/ Jane Todd	By: /s/ Jane Todd
Name: Jane Todd	Name: Jane Todd
Title: SVP Finance & CFO	Title: SVP Finance & CFO

SMTC MANUFACTURING CORPORATION OF WISCONSIN	SMTC MEX HOLDINGS, INC.

By: /s/ Jane Todd	By: /s/ Jane Todd
Name: Jane Todd	Name: Jane Todd
Title: SVP Finance & CFO	Title: SVP Finance & CFO

SMTC CORPORATION	SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA

By: /s/ Jane Todd	By: /s/ Jane Todd
Name: Jane Todd	Name: Jane Todd
Title: SVP Finance & CFO	Title: SVP Finance & CFO

HTM HOLDINGS, INC.	RADIO COMPONENTES DE MEXICO, S.A. DE C.V.

By: /s/ Jane Todd	By: /s/ Jane Todd
Name: Jane Todd	Name: Jane Todd
Title: SVP Finance & CFO	Title: SVP Finance & CFO

SMTC DE CHIHUAHUA, S.A. DE C.V.

By: /s/ Jane Todd
Name: Jane Todd Title: SVP Finance & CFO